Exhibit 10.3

EXECUTION VERSION
FIRST AMENDMENT TO
AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED UNSECURED TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of May 31, 2023 by and among FIRST INDUSTRIAL, L.P., a limited partnership formed under the laws of the State of Delaware (together with its successors and assigns, the “Borrower”), FIRST INDUSTRIAL REALTY TRUST, INC., a corporation formed under the laws of the State of Maryland (the “General Partner”), each of the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 13.1 of the Existing Credit Agreement (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Unsecured Term Loan Agreement dated as of April 18, 2022 (as amended, restated, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment have agreed to so amend certain terms and conditions of the Existing Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Definitions. All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).
2.    Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3, as of the date hereof (such date, the “Amendment Effective Date”) the Existing Credit Agreement is hereby amended as follows:
(a)    The definition of “Interest Period” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended to delete the phrase “one (1) or three (3)” now appearing therein, and to substitute the following therefor: “one (1), three (3) or six (6) months”.

(b)    The definition of “Term SOFR Adjustment” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term SOFR Adjustment” means, for any calculation with respect to a Term SOFR Borrowing, 0.10% per annum.

(c)    Paragraph 3 of Exhibit J of the Existing Credit Agreement is hereby amended to add the following item beneath “☐ ☐ three months”: “☐ ☐ six months”.

3.    Conditions to Effectiveness.    This Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the General Partner, the Administrative Agent, and the Lenders.

4.    Representations and Warranties. Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document to which any of them is a party, are true and correct on and as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date.

5.    Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

7.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

8.    Headings. The headings of this Amendment and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment.

9.    Miscellaneous. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. Each of the Borrower and the General Partner represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment. This Amendment shall constitute a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FIRST INDUSTRIAL, L.P., as the Borrower

By:    FIRST INDUSTRIAL REALTY TRUST, INC.,
    its General Partner

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer

FIRST INDUSTRIAL REALTY TRUST, INC., as General Partner

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Craig V. Koshkarian
Name:    Craig V. Koshkarian
Title:    Director

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James A. Harmann
Name:    James A. Harmann
Title:    Senior Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

REGIONS BANK,
as a Lender

By: /s/ Steve Hall
Name:    Steve Hall
Title:    Senior Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Curt M. Steiner
Name:    Curt M. Steiner
Title:    Senior Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Michael Glandt
Name:    Michael Glandt
Title:    Senior Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mitchell Vega
Name:    Mitchell Vega
Title:    Senior Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Thomas W. Nowak
Name:    Thomas W. Nowak
Title:    Vice President

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

AMERICAN SAVINGS BANK, FSB,
as a Lender

By: /s/ Cyd Miyashiro
Name:    Cyd Miyashiro
Title:    First Vice President
Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement

The undersigned, as Guarantor under that certain Amended and Restated Guaranty dated as of April 18, 2022, hereby consents to the foregoing First Amendment to Amended and Restated Unsecured Term Loan Agreement and acknowledges and agrees that the Amended and Restated Guaranty dated as of April 18, 2022 and executed by the undersigned remains in full force and effect.

FIRST INDUSTRIAL REALTY TRUST, INC., as Guarantor

By: /s/ Scott A. Musil
Name:    Scott A. Musil
Title:    Chief Financial Officer

Signature Page to
First Amendment to
2022 Amended and Restated Unsecured Term Loan Agreement